Exhibit 99.1
Promoting Active and Healthy Lifestyles Michael J. Mendes President and CEO 21415pm

Important Information This material contains forward-looking statements, including forecasts of growth, long-term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

Premium Culinary and Snack Food Company Brands Consumers Value and Trust Innovation Convenient, Great Tasting Products Platform for Long-Term Growth Category and Earnings Expansion

Century of Innovation Walnut Growers Cooperative 1912 Continuous Innovation Packaging Brand Advertising 1990s Culinary Nut Launch 2004 IPO Nasdaq: DMND 2005

Snack Nuts Produce Snacks Brands Consumers Value and Trust Culinary Nuts In-Shell Produce Foodservice / Ingredient

Net Sales Focus on Long-Term Growth FY Ended July 31 $ Millions 13% CAGR Guidance EPS $ / Share $0.80-0.90 $0.47 $0.53 '06 '07 '08 Guidance FY Ended July 31

Preliminary Q2 Results and Revised Guidance (1) Preliminary results only; subject to completion of review by auditors and company. $ Millions, Except per Share and % Preliminary Q2 FY08 (1) Net Sales: Culinary / In-Shell Snack $19 Retail Ingredient / Foodservice Total Net Sales $132 - 134 Gross Margin EPS $0.15 - 0.17 Revised 2008 Full-Year Guidance 2007-2008 % Change $274 - 280 $85 - 95 8 - 10% 7 - 19% $359 - 375 8 - 13% $163 - 165 (13) - (14)% $522 - 540 0 - 3% 16% +100 bp $0.80 - 0.90 51 - 70%

Favorable Consumer Trends Simple / Less-Processed Natural / From the Earth Nutrient / Vitamin-Rich Healthy Source of Protein and Fat High Energy Food Nuts Promoting Active and Healthy Lifestyles

Turning Natural Goods into Premium Brands Coffee Water Nuts to Success Keys Brand Image Packaging Convenience Expanded Usage Occasions

Retail Market Opportunity Sources: Euromonitor, IRI, AC Neilsen and Company Estimates $0.9B $1.5B $2.9B $5.3B Snack Nuts Produce Snacks, Seeds, Trail Mix Culinary Nuts Growing Faster than Overall Snack Market Underdeveloped Younger Demographic High Traffic Area of Store On Trend Category Stable, Mature Market 45+ Demographic

Brand Demographics Consumption by Age Group Quality Choice for Culinary Consumers Natural Choice for Younger Snackers Index of Eatings to Total Population Source: NPD 2-Year Snacking Study 12/06 Diamond Emerald

Brand Demographics Quality Choice for Culinary Consumers Natural Choice for Younger Snackers Diamond Emerald Salty Snacks Planters Source: NPD 2-Year Snacking Study 12/06 Consumption by Age Group Index of Eatings to Total Population

Leverageable Operations / Distribution Platform The Diamond Foods Story Innovation / Brands High Growth CPG Company with Increasing Profitability Snack Nut Fastest-Growing Culinary Nut Leader

Leverageable Operations / Distribution Platform Snack Nut The Diamond Foods Story Innovation / Brands VISION VISION High Growth CPG Company with Increasing Profitability Culinary Nut Leader Fastest-Growing

Diamond of California

High-Quality Product Offering Baking Meal Solutions High-Traffic Produce Aisle Holiday / Seasonal International Presence Global Customer Base Culinary In-Shell Ingredient / Foodservice

Product Innovation Recipe Ready Packages Re-sealable Packages New Forms: Sliced, Chopped Smaller Families Quick Service Restaurants Full Line of Culinary Nuts Century of Innovation New Growth Opportunities

Brand Development Sponsorships Content

Culinary Nut Leader Net Sales Market Share Source: IRI 12/07 $ Millions $ Share 16% CAGR 5x Larger Than #2 Brand

Snack Nut The Diamond Foods Story Innovation / Brands VISION VISION High Growth CPG Company with Increasing Profitability Culinary Nut Leader Fastest-Growing Leverageable Operations / Distribution Platform

Leverageable Operations and Distribution Platform Warehouse Model Shelf Stable Cost-Effective and Scalable for New Products Nationwide Production South, Central, West Well-Positioned to Serve Customers Across U.S. Stockton, CA - Live Oak Linden Modesto Visalia San Francisco, CA Chicago, IL Bentonville, AR Fishers, IN Robertsdale, AL 4 Seasonal Processing Facilities in California: Atlanta, GA Scranton, PA Foxboro, MA Production Facility Distribution Warehouse Administrative Office 21

Broad Retail Presence Broad Retail Presence Diamond Brand Retail Distribution Channels Mass Merch 11% Club 43% Grocery 46% Strong Historical Relationships Ability to Establish Premium Brand Source: TTM 10/2007 Diamond Culinary and In-Shell Net Sales 22% CAGR 2001 - 2007

Additional Leverage Opportunities Corporate Infrastructure Sales / Broker Network IT / Back Office Global Nut Sourcing Largest Buyer of Tree Nuts in the U.S.

Leverageable Operations / Distribution Platform The Diamond Foods Story Innovation / Brands VISION VISION High Growth CPG Company with Increasing Profitability Culinary Nut Leader Snack Nut Fastest-Growing

Emerald

Grow Snack Nut Category Strategic Market Opportunity Grow Share $2.9B Snack Nuts $30B Snack Total Source: IRI 12/07 $ Share 17% Share of Deluxe Mixed Nuts

High-Quality Product Offering Nuts and Seeds Trail Mixes Nuts and Seeds Trail Mixes Sweet Snacks Dried Fruit Center Store Snacks Produce Aisle Snacks

Product Innovation: Packaging Low Portability Cumbersome Packaging Other Snack Nut Brands Emerald On-the-Go Canister

Product Innovation: Flavors Plain, Traditional Offerings Patented Processes: Glazing, Roasting Unique Flavors Other Snack Nut Brands Emerald

New Products in Development Expanded Usage Occasions Greater Value Packaging CLEAR PET CONTAINER

Source of Natural Energy Brand Development National Advertising Online Sponsorships Partnerships

Increasing Velocity at Retail Lift from Feature and Display % Lift Source: IRI 2007

Natural Energy Campaign

Rapid Growth Since Launch FY Ended July 31 $ Millions Emerald Net Sales

Growing the Category Innovation Driving Growth Leading the Category Growing 10x Faster than Category Sources: IRI 12/07, Nielsen Consumer Panel 9/07 77% Incremental to Category Brand Shifting Category Expansion New Buyers

Growing Snack Nut Business FY '07 FY '11 $80M $200 - 250M Snack Nut Sales Increase Velocity of Products in Distribution Fill Out Distribution in Existing Channels Introduce New Products Expand Distribution to New Channels Non-Linear Sales Growth Introduction Costs Often Contra Revenue Frequently Realized Before Sales Generation Ongoing Product Lifecycle Management Competitive Environment Investment / Timing Considerations

Proven Channel Expansion Model $ Millions Culinary Snack Club and Mass Merchandise Net Sales

Leverageable Operations / Distribution Platform High Growth CPG Company with Increasing Profitability Snack Nut The Diamond Foods Story Innovation / Brands Culinary Nut Leader Fastest-Growing

27 of 33 Quarters Had Year-Over-Year Growth Strong Quarterly Growth $ Millions '08 Quarterly Trailing 12-months Net Sales (Q1 = Oct, Q2 = Jan, Q3 = Apr, Q4 = Jul)

Retail 21% CAGR Strong Top-Line Growth Retail $309 $360 $463 $477 $523 $ Millions Fiscal Year Ended July 31

FY 2005 FY 2007 Margin Improvements Total Sales: $463 Million Total Sales: $523 Million Ingredient/FS 51% Retail 49% Ingredient/FS 36% Retail 64% + 450 bps Gross Margin Opportunities for Additional Margin Expansion Input Cost Normalization Production and Distribution Efficiencies SG&A Leverage Continued Rationalization of Non-Strategic Business (10)% CAGR +21% CAGR

Margin & Profit Improvement Strong Balance Sheet and Cash Flow Attractive Valuation Financial Summary $ Millions, Except per Share and % 2006 2007 2008 Guidance Total Net Sales Snack Retail $477 $41 $275 $523 $80 $333 $522 - 540 7 - 19% Growth 8 - 13% Growth Gross Margin 13.7% 15.0% +100 bp Operating Margin 1.5% 2.4% 4.0 - 5.0% EPS $0.47 $0.53 $0.80 - $0.90 EBITDA $23 $29 $36 - $39 Balance Sheet Cash and Cash Equivalents Long-Term Debt Debt / Equity $36 $20 18% $34 $20 16% $59 (1) $20 (1) 15% (1) Other Dividend per Share PEG $0.12 -- $0.12 -- $0.18 0.5 Fiscal Year Ended July 31 (1) Preliminary Results for January 31, 2008; Subject to Completion of Review by Auditors and Company

Long-Term Financial Targets 2007 2011 Targets Net Sales Growth 10% 6 - 8% CAGR Operating Income Margin (1) 3% ~ 10% Non-GAAP EPS Growth (1) 22% 40 - 50% CAGR Sales Growth Includes: Retail 14 - 18% CAGR Snack $200 - 250M Culinary ~ 5% CAGR In-Shell < 3% CAGR Gross Profit Margin 15% ~ 20% See 8-K filing dated September 20, 2007 for discussion of non-GAAP items

Innovation Brands Platform for Long-Term Growth

Promoting Active and Healthy Lifestyles